UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

LIFEWAY FOODS, INC.

(Exact name of registrant as specified in its charter)

ILLINOIS	000-17363	36-3442829
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6431 Oakton St. Morton Grove, IL	60053
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (847) 967-1010

          N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	LWAY	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 15, 2023, at annual meeting of stockholders (the “Annual Meeting”) of Lifeway Foods, Inc. (the “Company”), we submitted three matters to a vote of securities holders. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. The persons named as proxies on the proxy card voted in the manner indicated on the submitted proxy card and there was no solicitation of proxies in opposition to the nominees as listed in the proxy statement. All of the nominees were elected to the Board. Details of the voting are provided below:

Proposal 1:

To elect eight (8) members of the Company's Board of Directors to serve until the 2023 Annual Meeting of Shareholders (or until successors are elected and qualified).

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Juan Carlos Dalto	11,312,811	975,255	62,283	1,170,152
Jody Levy	11,122,552	923,316	304,481	1,170,152
Dorri McWhorter	11,053,680	975,223	321,446	1,170,152
Perfecto Sanchez	11,313,111	974,955	62,283	1,170,152
Jason Scher	11,068,495	975,421	306,433	1,170,152
Pol Sikar	11,286,528	1,000,477	63,344	1,170,152
Julie Smolyansky	11,212,715	1,074,563	63,071	1,170,152
Ludmila Smolyansky	11,775,547	559,260	15,542	1,170,152

Proposal 2:

To ratify Grant Thornton LLP as the Company’s independent auditor for fiscal year 2023.

FOR:	12,678,569
AGAINST:	836,700
ABSTAIN:	5,232
BROKER NON-VOTES:	0

Proposal 3:

To approve, by non-binding advisory vote, executive compensation.

FOR:	6,768,946
AGAINST:	5,285,597
ABSTAIN:	295,806
BROKER NON-VOTES:	1,170,152

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Item 8.01.     Other Events.

On June 16, 2023, the Company issued a press release (the “Press Release”) about the results of the Annual Meeting and other matters. The Press Release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)   Exhibits:

Exhibit No.	Description

99.1	Press Release dated June 16, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEWAY FOODS, INC.
Dated: June 16, 2023	By:	/s/ Julie Smolyansky
Name: Julie Smolyansky Title: Chief Executive Officer and Secretary

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